Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric van der Valk, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2026

/s/ Eric van der Valk
Eric van der Valk
President and Chief Executive Officer